UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

October 19, 2004
____________________________

TANDY BRANDS ACCESSORIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-18927	75-2349915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
690 East Lamar Blvd., Suite 200
Arlington, Texas 76011

(Address of principal executive offices and zip code)

(817) 265-4113

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition.
Item 9.01(c) Exhibits.
SIGNATURES
Press Release

Item 2.02 Results of Operations and Financial Condition.

     Pursuant to Item 2.02 of Form 8-K, the information contained in Item 9.01(c) and this Item 2.02 is furnished to, but not filed with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On October 19, 2004, the Registrant issued a press release announcing its financial results for the first quarter ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

Item 9.01(c) Exhibits.

Exhibit 99	Press Release, dated October 19, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.
Date: October 19, 2004	By:	/s/ J.S.B. Jenkins
J.S.B. Jenkins
President and Chief Executive Officer

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